SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 28, 1997
                                                          ---------------
                          Summit Preferred Equity L.P.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Delaware (Limited Partnership)
                         ------------------------------
                 (State or other Jurisdiction of Incorporation)


           0-16695                                13-3385956
           -------                                ----------
   (Commission File Number)          (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------
                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events
           ------------

     On August 28, 1997, the United States District Court for the Southern District of New York (the "Court") approved the settlement (the "Settlement") of the class action litigation relating to Summit Preferred Equity L.P. (the "Partnership") against Related Equity Funding and Partnership Monitoring Corp. (the "Related General Partner") and certain of its affiliates (In re Prudential Securities Inc. Limited Partnership Litigation, MDL No. 1005). As part of the Settlement, the Court approved the consolidation (the "Consolidation") of the Partnership with Summit Insured Equity L.P., Summit Insured Equity II L.P., and Eagle Insured L.P. (collectively with the Partnership, the "Partnerships"), three other limited partnerships co-sponsored by affiliates of the Related General Partner and Prudential-Bache Properties, Inc. (the "P-B General Partner"). The new entity will be Aegis Realty, Inc., a Maryland real estate investment trust, (the "REIT"). The REIT will engage an affiliate of the Related General Partner to manage its day to day affairs (the "Advisor").


     The REIT has been approved for listing subject to notice of issuance on the American Stock Exchange under the symbol "AER". The REIT is an open-ended, infinite life entity formed to generate distributable cash flow through the acquisition and ownership (either directly or through subsidiary partnerships) of a diversified portfolio of retail and residential properties and participating FHA insured and co-insured mortgages consistent with the present objectives of the Partnerships. The REIT will initially own direct or indirect interests in 14 neighborhood shopping centers, two garden apartment complexes and three participation FHA co-insured mortgage loans and will initially have a net asset value of approximately $121,000,000.

     As part of the Consolidation, the Advisor will acquire the general partner interest of the P-B General Partner and will contribute one half of such interest back to the Partnership.

     The Consolidation and commencement of trading of shares of the REIT is expected to occur in October of 1997, although no assurance can be given regarding the exact timing of such events.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a).     Financial Statements
         --------------------
         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------
         Not Applicable

(c).     Exhibits
         --------
         None


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Summit Preferred Equity L.P.
                                  (Registrant)


                                  By: Related Equity Funding
                                      A Delaware Corporation, General Partner

                                  BY: /s/ Stuart J. Boesky
                                      -------------------------
                                      Stuart J. Boesky
                                      Senior Vice President

September 16, 1997


                                  By:  Partnership Monitoring Corp.
                                       A Delaware Corporation, General Partner


                                  BY: /s/ Stuart J. Boesky
                                      -------------------------
                                      Stuart J. Boesky
                                      Vice President


September 16, 1997



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